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                                                                      EXHIBIT 21

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                     NAME OF SUBSIDIARY                              DOING BUSINESS NAMES           JURISDICTION OF INCORPORATION
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
Aames Capital Acceptance Corp.
(a subsidiary of Aames Captial Corporation)                                                                   Delaware
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Aames Capital Corporation                                              Aames Home Loan                       California
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                                                                       Aames Home Loan
Aames Funding Corporation                                       The Center for Loan Servicing                California
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One Stop Mortgage, Inc.                                                One Stop Funding                        Wyoming
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Oxford Aviation Corporation, Inc.                                                                            California
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Rossmore Financial Services, Inc.                                                                            California
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Serrano Insurance Services                                                                                     Nevada
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Windsor Management Co.                                                                                         Nevada
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